UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
November 1, 2005
IPC Holdings, Ltd.
(Exact Name of Registrant as Specified in Charter)
Bermuda
(State or Other Jurisdiction of Incorporation)

0-27662	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

American International Building, 29 Richmond Road Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)
(441) 298-5100
(Registrant’s telephone number,
including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On November 1, 2005, IPC Holdings, Ltd. issued a press release announcing the pricing terms on common shares and mandatory convertible preferred shares that are being offered to the public. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
Exhibit Number	Description

99.1	Press release of IPC Holdings, Ltd. issued November 1, 2005 announcing the pricing terms on common shares and mandatory convertible preferred shares that are being offered.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
IPC HOLDINGS, LTD.
By: /s/ James P. Bryce
Name: James P. Bryce
Title: President and Chief Executive Officer
Date: November 1, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of IPC Holdings, Ltd. issued November 1, 2005 announcing the pricing terms on common shares and mandatory convertible preferred shares that are being offered.